Investments	12 Months Ended
Dec. 31, 2014
Investments Schedule [Abstract]
Investments
INVESTMENTS
The following tables present the composition of our investment portfolio by major security type, consistent with our internal classification of how we manage, monitor, and measure the portfolio:

($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Net Realized Gains (Losses)[1]	Fair Value	% of Total Fair Value
December 31, 2014
Fixed maturities:
U.S. government obligations	$2,641.1	$27.3	$(1.3)	$0	$2,667.1	14.0%
State and local government obligations	2,095.7	44.6	(1.1)	0	2,139.2	11.2
Foreign government obligations	14.2	0	0	0	14.2	0.1
Corporate debt securities	2,813.9	32.9	(10.4)	0.3	2,836.7	14.9
Residential mortgage-backed securities	1,635.5	34.5	(10.8)	(0.7)	1,658.5	8.7
Commercial mortgage-backed securities	2,278.7	39.3	(2.6)	0.2	2,315.6	12.2
Other asset-backed securities	1,634.9	3.8	(0.8)	0.8	1,638.7	8.6
Redeemable preferred stocks	260.2	24.7	(5.7)	0	279.2	1.5
Total fixed maturities	13,374.2	207.1	(32.7)	0.6	13,549.2	71.2
Equity securities:
Nonredeemable preferred stocks	590.4	201.1	(6.4)	42.4	827.5	4.4
Common equities	1,289.2	1,213.2	(10.1)	0	2,492.3	13.1
Short-term investments	2,149.0	0	0	0	2,149.0	11.3
Total portfolio[2,3]	$17,402.8	$1,621.4	$(49.2)	$43.0	$19,018.0	100.0%

($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Net Realized Gains (Losses)[1]	Fair Value	% of Total Fair Value
December 31, 2013
Fixed maturities:
U.S. government obligations	$3,630.4	$48.4	$(16.6)	$0	$3,662.2	20.3%
State and local government obligations	2,247.3	27.1	(18.4)	0	2,256.0	12.5
Foreign government obligations	15.6	0	0	0	15.6	0.1
Corporate debt securities	2,885.0	60.4	(20.4)	1.6	2,926.6	16.2
Residential mortgage-backed securities	1,110.1	31.9	(14.1)	0	1,127.9	6.2
Commercial mortgage-backed securities	2,154.4	43.9	(37.8)	0	2,160.5	12.0
Other asset-backed securities	1,073.0	6.6	(2.1)	0.2	1,077.7	6.0
Redeemable preferred stocks	299.5	24.1	(9.7)	0	313.9	1.7
Total fixed maturities	13,415.3	242.4	(119.1)	1.8	13,540.4	75.0
Equity securities:
Nonredeemable preferred stocks	445.7	258.7	(4.5)	11.3	711.2	3.9
Common equities	1,451.1	1,081.8	(2.4)	0	2,530.5	14.0
Short-term investments	1,272.6	0	0	0	1,272.6	7.1
Total portfolio[2,3]	$16,584.7	$1,582.9	$(126.0)	$13.1	$18,054.7	100.0%

[1] Represents net holding period gains (losses) on certain hybrid securities (discussed below).
[2] Our portfolio reflects the effect of unsettled security transactions and collateral on open derivative positions; at December 31, 2014, $31.3 million was included in "other liabilities," compared to $61.3 million at December 31, 2013.
[3] The total fair value of the portfolio included $1.9 billion and $1.8 billion at December 31, 2014 and 2013, respectively, of securities held in a consolidated, non-insurance subsidiary of the holding company, net of any unsettled security transactions.
Our short-term investments include commercial paper and other investments that are expected to mature within one year. At December 31, 2014 and 2013, we had $5.7 million and $6.3 million, respectively, in treasury bills issued by the Australian government, included in short-term investments. We did not hold any repurchase transactions where we lent collateral at December 31, 2014 or 2013. To the extent our repurchase transactions were with the same counterparty and subject to an enforceable master netting arrangement, we could elect to offset these transactions. Consistent with past practice, we have elected not to offset these transactions and therefore report these transactions on a gross basis on our balance sheets.
Also included in short-term investments are reverse repurchase commitment transactions, where we loan cash to internally approved counterparties and receive U.S. Treasury Notes pledged as collateral against the cash borrowed. Our exposure to credit risk is limited due to the nature of the collateral (i.e., U.S. Treasury Notes) received. We have counterparty exposure on these trades in the event of a counterparty default to the extent the general collateral security's value is below the amount of cash we delivered to acquire the collateral. The short-term duration of the transactions (primarily overnight) reduces that exposure.
We had no open reverse repurchase commitments at December 31, 2014, compared to $200.0 million with one counterparty at December 31, 2013. During 2014, our largest outstanding balance of reverse repurchase commitments was $500.0 million, which was open for one day; the average daily balance of reverse repurchase commitments was $158.8 million.

Included in our fixed-maturity and equity securities are hybrid securities, which are reported at fair value at December 31:

(millions)	2014	2013
Fixed maturities:
Corporate debt securities	$139.8	$164.2
Residential mortgage-backed securities	120.7	0
Commercial mortgage-backed securities	31.2	0
Other asset-backed securities	13.7	14.8
Total fixed maturities	305.4	179.0
Equity securities:
Nonredeemable preferred stocks	122.3	60.3
Total hybrid securities	$427.7	$239.3

Certain corporate debt securities are accounted for as hybrid securities since they were acquired at a substantial premium and contain a change-in-control put option (derivative) that permits the investor, at its sole option if and when a change in control is triggered, to put the security back to the issuer at a 1% premium to par. Due to this change-in-control put option and the substantial market premium paid to acquire these securities, there is the potential that the election to put, upon the change in control, would result in an acceleration of the recognition of the remaining premium paid on these securities in our results of operations. This would result in a loss of $9.3 million as of December 31, 2014, if all of these bonds experienced a simultaneous change in control and we elected to exercise all of our put options. The put feature limits the potential loss in value that could be experienced in the event a corporate action occurs that results in a change in control that materially diminishes the credit quality of the issuer. We are under no obligation to exercise the put option we hold if a change in control occurs.
The residential mortgage-backed securities accounted for as hybrid securities are obligations of the issuer with payments of principal based on the performance of a reference pool of loans. This embedded derivative results in the securities incorporating the risk of default from both the issuer and the related loan pool.
The commercial mortgage-backed securities in the table above contain fixed interest rate reset features that will increase the coupons in the event the securities are not fully paid off on the anticipated repayment date. These reset features have the potential to more than double our initial purchase yield for each security.
The other asset-backed security in the table above represents one hybrid security that was acquired at a deep discount to par due to a failing auction, and contains a put option that allows the investor to put that security back to the auction at par if the auction is restored. This embedded derivative had the potential to more than double our initial investment yield at acquisition.
The hybrid securities in our nonredeemable preferred stock portfolio are perpetual preferred stocks that have call features with fixed-rate coupons, whereby the change in value of the call features is a component of the overall change in value of the preferred stocks.
Our securities are reported at fair value, with the changes in fair value of these securities (other than hybrid securities and derivative instruments) reported as a component of accumulated other comprehensive income, net of deferred income taxes. The changes in fair value of the hybrid securities and derivative instruments are recorded as a component of net realized gains (losses) on securities.
At December 31, 2014, bonds and certificates of deposit in the principal amount of $153.7 million were on deposit to meet state insurance regulatory and/or rating agency requirements. We did not have any securities of any one issuer, excluding U.S. government obligations, with an aggregate cost or fair value exceeding 10% of total shareholders’ equity at December 31, 2014 or 2013. At December 31, 2014, we did not have any debt securities that were non-income producing during the preceding 12 months.
Fixed Maturities  The composition of fixed maturities by maturity at December 31, 2014, was:

(millions)	Cost	Fair Value
Less than one year	$3,180.1	$3,217.4
One to five years	7,026.3	7,097.2
Five to ten years	3,093.0	3,152.9
Ten years or greater	59.0	65.9
Total[1]	$13,358.4	$13,533.4

[1] Excludes $15.8 million related to our open interest rate swap positions.
Asset-backed securities are classified in the maturity distribution table based upon their projected cash flows. All other securities which do not have a single maturity date are reported based upon expected average maturity. Contractual maturities may differ from expected maturities because the issuers of the securities may have the right to call or prepay obligations.

Gross Unrealized Losses  As of December 31, 2014, we had $39.1 million of gross unrealized losses in our fixed-income securities (i.e., fixed-maturity securities, nonredeemable preferred stocks, and short-term investments) and $10.1 million in our common equities. We currently do not intend to sell the fixed-income securities and determined that it is more likely than not that we will not be required to sell these securities for the period of time necessary to recover their cost bases. A review of our fixed-income securities indicated that the issuers were current with respect to their interest obligations and that there was no evidence of any deterioration of the current cash flow projections that would indicate we would not receive the remaining principal at maturity. For common equities, 88% of our common stock portfolio was indexed to the Russell 1000; as such, this portfolio may contain securities in a loss position for an extended period of time, subject to possible write-downs, as described below. We may retain these securities as long as the portfolio and index correlation remain similar. To the extent there is issuer-specific deterioration, we may write-down the securities of that issuer. The remaining 12% of our common stocks were part of a managed equity strategy selected and administered by external investment advisors. If our review of loss position securities indicated there was a fundamental, or market, impairment on these securities that was determined to be other-than-temporary, we would recognize a write-down in accordance with our stated policy.
The following tables show the composition of gross unrealized losses by major security type and by the length of time that individual securities have been in a continuous unrealized loss position:

	Total No. of Sec.	Total Fair Value	Gross Unrealized Losses	Less than 12 Months			12 Months or Greater
($ in millions)				No. of Sec.	Fair Value	Unrealized Losses	No. of Sec.	Fair Value	Unrealized Losses
December 31, 2014
Fixed maturities:
U.S. government obligations	11	$428.2	$(1.3)	5	$150.7	$(0.3)	6	$277.5	$(1.0)
State and local government obligations	46	234.2	(1.1)	28	177.9	(0.4)	18	56.3	(0.7)
Corporate debt securities	53	843.2	(10.4)	43	647.5	(6.1)	10	195.7	(4.3)
Residential mortgage-backed securities	70	844.2	(10.8)	33	465.2	(3.1)	37	379.0	(7.7)
Commercial mortgage-backed securities	63	723.4	(2.6)	54	667.5	(1.4)	9	55.9	(1.2)
Other asset-backed securities	44	741.8	(0.8)	42	715.7	(0.7)	2	26.1	(0.1)
Redeemable preferred stocks	3	103.0	(5.7)	1	33.0	(1.0)	2	70.0	(4.7)
Total fixed maturities	290	3,918.0	(32.7)	206	2,857.5	(13.0)	84	1,060.5	(19.7)
Equity securities:
Nonredeemable preferred stocks	8	231.4	(6.4)	5	143.2	(3.6)	3	88.2	(2.8)
Common equities	20	68.4	(10.1)	19	61.8	(9.6)	1	6.6	(0.5)
Total equity securities	28	299.8	(16.5)	24	205.0	(13.2)	4	94.8	(3.3)
Total portfolio	318	$4,217.8	$(49.2)	230	$3,062.5	$(26.2)	88	$1,155.3	$(23.0)

	Total No. of Sec.	Total Fair Value	Gross Unrealized Losses	Less than 12 Months			12 Months or Greater
($ in millions)				No. of Sec.	Fair Value	Unrealized Losses	No. of Sec.	Fair Value	Unrealized Losses
December 31, 2013
Fixed maturities:
U.S. government obligations	29	$1,444.3	$(16.6)	28	$1,434.6	$(16.3)	1	$9.7	$(0.3)
State and local government obligations	141	844.2	(18.4)	119	759.3	(17.1)	22	84.9	(1.3)
Corporate debt securities	51	997.6	(20.4)	45	831.1	(17.8)	6	166.5	(2.6)
Residential mortgage-backed securities	66	763.5	(14.1)	45	597.6	(7.9)	21	165.9	(6.2)
Commercial mortgage-backed securities	76	1,061.9	(37.8)	60	809.2	(19.7)	16	252.7	(18.1)
Other asset-backed securities	25	287.2	(2.1)	22	233.3	(1.8)	3	53.9	(0.3)
Redeemable preferred stocks	4	122.7	(9.7)	0	0	0	4	122.7	(9.7)
Total fixed maturities	392	5,521.4	(119.1)	319	4,665.1	(80.6)	73	856.3	(38.5)
Equity securities:
Nonredeemable preferred stocks	7	142.3	(4.5)	7	142.3	(4.5)	0	0	0
Common equities	24	59.7	(2.4)	20	58.5	(2.4)	4	1.2	0
Total equity securities	31	202.0	(6.9)	27	200.8	(6.9)	4	1.2	0
Total portfolio	423	$5,723.4	$(126.0)	346	$4,865.9	$(87.5)	77	$857.5	$(38.5)

During 2014, the number of securities in our fixed-maturity portfolio with unrealized losses decreased, reflecting a combination of an increase in prices associated with a general decline in interest rates at certain maturities, as well as sales of securities for portfolio management reasons. We had no material decreases in valuation as a result of credit rating downgrades on our fixed-maturity securities during the year. All of the fixed-maturity securities in an unrealized loss position at December 31, 2014 in the table above are current with respect to required principal and interest payments. Unrealized losses on our nonredeemable preferred stocks related to eight issues with unrealized losses, averaging approximately 3% of our total cost of those securities. A review of these securities concluded that the unrealized losses are market-related adjustments to the values, which were determined not to be other-than-temporary, and we continue to expect to recover our initial investments on these securities. The unrealized losses in our common stock portfolio in the less than 12 months category reflect losses that developed late in the fourth quarter 2014. A review of the securities in a loss position did not uncover fundamental issues with the issuers that would indicate other-than-temporary impairments existed. Additionally, expectations for recovery in the next 12 months would put the fair values at or above our current book values. Lastly, we determined, as of the balance sheet date, that it was not likely these securities would be sold prior to that recovery.

Other-Than-Temporary Impairment (OTTI)  The following table shows the total non-credit portion of the OTTI recorded in accumulated other comprehensive income, reflecting the original non-credit loss at the time the credit impairment was determined:

	December 31,
(millions)	2014	2013
Fixed maturities:
Residential mortgage-backed securities	$(44.1)	$(44.1)
Commercial mortgage-backed securities	(0.6)	(0.9)
Total fixed maturities	$(44.7)	$(45.0)

The following tables provide rollforwards of the amounts related to credit losses recognized in earnings for the periods ended December 31, 2014, 2013, and 2012, for which a portion of the OTTI losses were also recognized in accumulated other comprehensive income at the time the credit impairments were determined and recognized:

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Balance at December 31, 2013	$19.2	$0.4	$19.6
Credit losses for which an OTTI was previously recognized	0	0	0
Credit losses for which an OTTI was not previously recognized	0	0	0
Reductions for securities sold/matured	(0.1)	0	(0.1)
Change in recoveries of future cash flows expected to be collected[1,2]	(6.4)	0	(6.4)
Reductions for previously recognized credit impairments written-down to fair value[3]	0	0	0
Balance at December 31, 2014	$12.7	$0.4	$13.1

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Balance at December 31, 2012	$27.1	$0.6	$27.7
Credit losses for which an OTTI was previously recognized	0.1	0	0.1
Credit losses for which an OTTI was not previously recognized	0	0	0
Reductions for securities sold/matured	0	0	0
Change in recoveries of future cash flows expected to be collected[1,2]	(7.8)	(0.2)	(8.0)
Reductions for previously recognized credit impairments written-down to fair value[3]	(0.2)	0	(0.2)
Balance at December 31, 2013	$19.2	$0.4	$19.6

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Balance at December 31, 2011	$34.5	$1.3	$35.8
Credit losses for which an OTTI was previously recognized	0.1	0	0.1
Credit losses for which an OTTI was not previously recognized	0.3	0	0.3
Reductions for securities sold/matured	0	(0.2)	(0.2)
Change in recoveries of future cash flows expected to be collected[1,2]	(3.8)	(0.2)	(4.0)
Reductions for previously recognized credit impairments written-down to fair value[3]	(4.0)	(0.3)	(4.3)
Balance at December 31, 2012	$27.1	$0.6	$27.7

[1] Reflects expected recovery of prior period impairments that will be accreted into income over the remaining life of the security.
[2] Includes $4.3 million, $2.6 million, and $1.4 million at December 31, 2014, 2013, and 2012, respectively, recognized in income in excess of the cash flows expected to be collected at the time of the write-downs.
[3] Reflects reductions of prior credit impairments where the current credit impairment requires writing securities down to fair value (i.e., no remaining non-credit loss).
Although we determined that it is more likely than not that we will not be required to sell the securities prior to the recovery of their respective cost bases (which could be maturity), we are required to measure the amount of credit losses on the securities that were determined to be other-than-temporarily impaired. In that process, we considered a number of factors and inputs related to the individual securities. The methodology and significant inputs used to measure the amount of credit losses in our portfolio included: current performance indicators on the underlying assets (e.g., delinquency rates, foreclosure rates, and default rates); credit support (via current levels of subordination); historical credit ratings; and updated cash flow expectations based upon these performance indicators. In order to determine the amount of credit loss, if any, the net present value of the cash flows expected (i.e., expected recovery value) was calculated using the current book yield for each security, and was compared to its current amortized value. In the event that the net present value was below the amortized value, a credit loss was deemed to exist, and the security was written down.
Net Realized Gains (Losses)  The components of net realized gains (losses) for the years ended December 31, were:

(millions)	2014	2013	2012
Gross realized gains on security sales
Fixed maturities:
U.S. government obligations	$24.0	$8.5	$20.2
State and local government obligations	9.3	7.7	15.0
Corporate and other debt securities	37.2	47.7	58.1
Residential mortgage-backed securities	2.7	3.0	1.2
Commercial mortgage-backed securities	17.0	10.0	19.3
Other asset-backed securities	0	0	0.9
Redeemable preferred stocks	2.7	0	0.7
Total fixed maturities	92.9	76.9	115.4
Equity securities:
Nonredeemable preferred stocks	90.0	126.3	78.2
Common equities	107.3	68.6	167.0
Subtotal gross realized gains on security sales	290.2	271.8	360.6
Gross realized losses on security sales
Fixed maturities:
U.S. government obligations	(7.6)	(3.7)	(1.9)
State and local government obligations	(0.5)	0	0
Corporate and other debt securities	(2.8)	(6.2)	(0.6)
Residential mortgage-backed securities	(0.2)	0	0
Commercial mortgage-backed securities	(8.3)	(1.8)	0
Redeemable preferred stocks	(3.2)	(0.1)	(0.4)
Total fixed maturities	(22.6)	(11.8)	(2.9)
Equity securities:
Nonredeemable preferred stocks	0	(0.1)	(1.1)
Common equities	(7.3)	(0.6)	(27.1)
Subtotal gross realized losses on security sales	(29.9)	(12.5)	(31.1)
Net realized gains (losses) on security sales
Fixed maturities:
U.S. government obligations	16.4	4.8	18.3
State and local government obligations	8.8	7.7	15.0
Corporate and other debt securities	34.4	41.5	57.5
Residential mortgage-backed securities	2.5	3.0	1.2
Commercial mortgage-backed securities	8.7	8.2	19.3
Other asset-backed securities	0	0	0.9
Redeemable preferred stocks	(0.5)	(0.1)	0.3
Total fixed maturities	70.3	65.1	112.5
Equity securities:
Nonredeemable preferred stocks	90.0	126.2	77.1
Common equities	100.0	68.0	139.9
Subtotal net realized gains (losses) on security sales	260.3	259.3	329.5
Other-than-temporary impairment losses
Fixed maturities:
Residential mortgage-backed securities	0	(0.6)	(1.6)
Commercial mortgage-backed securities	0	0	(0.1)
Total fixed maturities	0	(0.6)	(1.7)
Equity securities:
Common equities	(7.2)	(5.5)	(1.8)
Subtotal other-than-temporary impairment losses	(7.2)	(6.1)	(3.5)
Other gains (losses)
Hybrid securities	30.5	6.4	14.3
Derivative instruments	(64.1)	56.6	(43.1)
Litigation settlements	4.7	2.2	9.6
Subtotal other gains (losses)	(28.9)	65.2	(19.2)
Total net realized gains (losses) on securities	$224.2	$318.4	$306.8

Gross realized gains and losses were predominantly the result of sales transactions in our fixed-income portfolio related to movements in credit spreads and interest rates and sales from our equity-indexed portfolio. In addition, gains and losses reflect recoveries from litigation settlements and holding period valuation changes on hybrids and derivatives. Also included are write-downs for securities determined to be other-than-temporarily impaired in our fixed-maturity and/or equity portfolios.
Net Investment Income  The components of net investment income for the years ended December 31, were:

(millions)	2014	2013	2012
Fixed maturities:
U.S. government obligations	$46.2	$50.2	$49.8
State and local government obligations	50.1	48.0	51.1
Foreign government obligations	0.4	0.2	0
Corporate debt securities	82.1	98.8	107.5
Residential mortgage-backed securities	44.9	28.1	16.1
Commercial mortgage-backed securities	66.0	74.8	82.2
Other asset-backed securities	16.7	16.7	20.3
Redeemable preferred stocks	15.5	21.2	24.2
Total fixed maturities	321.9	338.0	351.2
Equity securities:
Nonredeemable preferred stocks	38.6	36.2	43.8
Common equities	46.6	45.8	44.9
Short-term investments	1.3	2.0	3.1
Investment income	408.4	422.0	443.0
Investment expenses	(18.9)	(18.8)	(15.4)
Net investment income	$389.5	$403.2	$427.6

The decrease in our investment income during 2014 was due in part to an increase in short-term investments held and lower yields on securities purchased during the year.
Trading Securities  At December 31, 2014 and 2013, we did not hold any trading securities and we did not have any net realized gains (losses) on trading securities for the years ended December 31, 2014, 2013, and 2012.
Derivative Instruments  For all derivative positions discussed below, realized holding period gains and losses are netted with any upfront cash that may be exchanged under the contract to determine if the net position should be classified either as an asset or liability. To be reported as a net derivative asset and a component of the available-for-sale portfolio, the inception-to-date realized gain on the derivative position at period end would have to exceed any upfront cash received. On the other hand, a net derivative liability would include any inception-to-date realized loss plus the amount of upfront cash received (or netted, if upfront cash was paid) and would be reported as a component of other liabilities. These net derivative assets/liabilities are not separately disclosed on the balance sheet due to their immaterial effect on our financial condition, cash flows, and results of operations.

The following table shows the status of our derivative instruments at December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013, and 2012:

(millions)					Balance Sheet[2]			Comprehensive Income Statement
	Notional Value[1]					Assets (Liabilities) Fair Value		Pretax Net Realized Gains (Losses)
								Years ended
	December 31,					December 31,		December 31,
Derivatives designated as:	2014	2013	2012	Purpose	Classification	2014	2013	2014	2013	2012
Hedging instruments
Closed:
Ineffective cash flow hedge	$44	$54	$31	Manage interest rate risk	NA	$0	$0	$0.5	$0.8	$0.6
Non-hedging instruments
Assets:
Interest rate swaps	750	750	0	Manage portfolio duration	Investments - fixed maturities	15.8	68.1	(64.6)	59.8	0
Liabilities:
Interest rate swaps	0	0	1,263	Manage portfolio duration	Other liabilities	0	0	0	0	(42.7)
Closed:
Interest rate swaps	0	1,263	0	Manage portfolio duration	NA	0	0	0	(4.0)	0
Corporate credit default swaps	0	0	25	Manage credit risk	NA	0	0	0	0	(1.0)
Total	NA	NA	NA			$15.8	$68.1	$(64.1)	$56.6	$(43.1)

NA = Not Applicable
[1] The amounts represent the value held at year end for open positions and the maximum amount held during the year for closed positions.
2 To the extent we hold both derivative assets and liabilities with the same counterparty that are subject to an enforceable master netting arrangement, we expect that we will report them on a gross basis on our balance sheets, consistent with our historical presentation.

CASH FLOW HEDGES
In April 2014, upon issuance of $350 million of 4.35% Senior Notes due 2044 (the “4.35% Senior Notes”), we closed a forecasted debt issuance hedge, which was entered into to hedge against a possible rise in interest rates, and recognized a $1.6 million pretax loss as part of accumulated other comprehensive income (loss); the loss will be recognized as an adjustment to interest expense and amortized over the life of the 4.35% Senior Notes.

Our ineffective cash flow hedge, which is reflected in the table above, resulted from the repurchase of a portion of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 during each of the last three years, and we reclassified the unrealized gain on forecasted transactions to net realized gains on securities.

During 2014, we recognized $2.0 million as a net decrease to interest expense on our closed debt issuance cash flow hedges, compared to $2.1 million during both 2013 and 2012.

See Note 4 – Debt for further discussion.
INTEREST RATE SWAPS
We use interest rate swap contracts primarily to manage the fixed-income portfolio duration. At December 31, 2014, 2013, and 2012, we held interest rate swap positions for which we are paying a fixed rate and receiving a variable rate, effectively shortening the duration of our fixed-income portfolio. On the open positions, since inception, interest rates have increased; however, as interest rates fell during 2014, our fair value gain decreased by $52.3 million.

During 2013, we closed three interest rate swap positions including a 9-year interest rate swap position (opened in 2009) and two 5-year interest rate swap positions (opened in 2011); in each case, we were paying a fixed rate and receiving a variable rate, effectively shortening the duration of our fixed-income portfolio.

As of December 31, 2014 and 2013, the balance of the cash collateral that we had received from the applicable counterparty on our open positions was $16.1 million and $62.7 million, respectively. As of December 31, 2012, the balance of the cash collateral that we had delivered to the applicable counterparty on the then open positions was $105.0 million.
CORPORATE CREDIT DEFAULT SWAPS
We held no credit default swaps during 2014 or 2013. During 2012, we closed one position that was opened during 2008, on a corporate issuer within the financial services sector for which we bought credit default protection in the form of a credit default swap for a 5-year time horizon. We held this protection to reduce our exposure to additional valuation declines on a preferred stock position of the same issuer.